UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 22, 2004

                                 ENDOVASC, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State of Other Jurisdiction of Incorporation)

                 000-28371                       76-0512500
         (Commission File Number)     (IRS Employer Identification No.)

    550 CLUB DRIVE, SUITE 440
        MONTGOMER, TEXAS                            77316
(Address of Principal Executive Offices)          (Zip Code)

                                 (936) 582-5920
              (Registrant's Telephone Number, Including Area Code)



     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule  425  under the Securities Act.
[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM  5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT  OF  PRINCIPAL  OFFICERS.

     On October 22, 2004, in connection with the decision to become a business development company pursuant to the Investment Company Act of 1940, the Board of Directors of Endovasc, Inc. (the "Company") adopted resolutions increasing the size of the Board of Directors from three (3) persons to five (5) persons to provide for the election of a majority of non-interested directors as required by the Investment Company Act of 1940. The Board of Directors also elected the following individuals to fill the existing vacancie and the vacancies created by the increase in the size of the Board of Directors.

                              Barbara J. Richardson
                              E. Michael Prater
                              Donald Leonard


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: November 5, 2004                     By:  /s/ Diane Dottavio
                                                --------------------------
                                                Diane Dottavio, President


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